UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)
(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Wingstop Inc. (the “Company”) has determined that it intends to hold its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) on June 12, 2019 at a time and location to be specified in the Company’s proxy statement for the 2019 Annual Meeting. The record date for determining stockholders eligible for notice of, and to vote at, the 2019 Annual Meeting has not yet been set by the Board and will also be included in the Company’s proxy statement for the 2019 Annual Meeting.
Because the 2019 Annual Meeting will be more than 30 days after the anniversary date of the 2018 Annual Meeting of Stockholders, in accordance with Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting pursuant to Rule 14a-8 must ensure that their proposal is received by the Secretary of the Company at 5501 LBJ Freeway, 5th Floor, Dallas, Texas 75240 by December 26, 2018, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Rule 14a-8 proposals must also comply with the requirements of Rule 14a-8 and other applicable laws in order to be eligible for inclusion in the Company’s proxy materials for the 2019 Annual Meeting. The December 26, 2018 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.
The deadline to submit written notice of a proposal to bring business before the 2019 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director, in accordance with the requirements contained in the Company’s Amended and Restated Bylaws (the “Bylaws”), remains unchanged from such deadline as disclosed in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders. Therefore, stockholders who wish to submit such a proposal or nomination pursuant to the Bylaws must ensure that written notice of such proposal or nomination (including all of the information specified in the Bylaws) is received by the Secretary of the Company at the address specified above no earlier than January 2, 2019 and no later than the close of business on February 1, 2019. Any such proposal or nomination must meet the requirements set forth in the Bylaws in order to be brought before the 2019 Annual Meeting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	December 12, 2018	By:	/s/ Darryl R. Marsch
Senior Vice President, General Counsel, and Secretary